Exhibit 10.46

THIRD AMENDMENT TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

THIS THIRD AMENDMENT TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, dated as of December 3, 2003 (this “Amendment”), is by and between International Paper Financial Services, Inc., a Delaware corporation (“IPFS”) and Red Bird Receivables, Inc., a Delaware corporation (“Buyer”) and pertains to the Receivables Sale and Contribution Agreement dated as of December 26, 2001 amongst the parties hereto (as heretofore and hereby amended, the “Receivables Sale Agreement”). Unless otherwise defined in this Amendment capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Sale Agreement.

PRELIMINARY STATEMENTS

WHEREAS, IPFS wishes to make certain amendments to the Receivables Sale Agreement; and

WHEREAS, Buyer is willing to agree to such amendments.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) Section 4.1(a) is hereby amended to provide that IPFS need only provide unaudited financial statements of the types specified.

(b) Schedule B to the Receivables Sale Agreement is hereby amended and restated in its entirety to read as follows:

RECEIVABLES SOLD TO RED BIRD RECEIVABLES, INC.

Included are receivables created by domestic sales of the following businesses or subsidiaries:

Subsidiary

Arizona Chemical – All domestic business groups

International Paper Domestic Business Groups

•	Uncoated Papers

•	Coated Papers

•	Market Pulp

•	Industrial Packaging – Excluding Ace Packaging

•	Consumer Packaging – Excluding Shorewood Packaging and all of its consolidated subsidiaries

•	Wood Products

•	Industrial Papers

2. Representations and Warranties. Each party represents to the other party as follows:

(a) The execution and delivery by such party of this Amendment, and the performance of its obligations under the Receivables Sale Agreement as amended hereby, are within such party’s organizational powers and authority and have been duly authorized by all necessary organizational action on its part;

(b) This Amendment has been duly executed and delivered by such party, and the Receivables Sale Agreement, as amended hereby, constitutes such party’s legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and

(c) As of the date hereof, no event has occurred and is continuing that will constitute a Termination Event.

3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon the execution and delivery by each party to the other party of a counterpart hereof by both parties hereto.

4. Miscellaneous.

(a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(c) Ratification of Receivables Sale Agreement. Except as expressly amended hereby, the Receivables Sale Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

RED BIRD RECEIVABLES, INC.

By:	/s/ Margaret Green
Name:	Margaret Green
Title:	Vice President, Assistant Treasurer

INTERNATIONAL PAPER FINANCIAL SERVICES, INC.

By:	/s/ David R. Whitehouse
Name:	David R. Whitehouse
Title:	Assistant Treasurer

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